UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2004


                          Odyssey Pictures Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                         000-19854               95-4269048
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              16910 Dallas Parkway, Suite 104, Dallas, Texas 75248
              ----------------------------------------------------
              (Address of principal executive offices and Zip Code)


                                 Not Applicable
          (Former address of principal executive offices and Zip Code)


Registrant's telephone number, including area code (972) 818-7990


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

/_/  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 3      Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standards; Transfer of Listing


Odyssey Pictures Corporation (OTCBB:OPIXE - OPIX) (the "Company") has received notice of a Nasdaq Staff Determination dated December 22, 2004, indicating that the common stock of the Company will be delisted from the quotation of its securities on the OTC Bulletin Board (the "OTCBB") effective December 27, 2004, because the Company did not timely file the Form 10-K for the fiscal year ended June 30, 2004 and is Form 10-Q for the quarter ended September 30, 2004 with the Securities and Exchange Commission (the "Reports"). On November 15th, the Company requested a hearing, which stayed the action, and attended the hearing on December 21, 2004 pursuant to the NASD Rule 9700 Series. The Company cited its reasons for late filing due to a number of issues, including change of accountants (as reported in April of 2004) and recent comments from the SEC, which the new auditor wishes to incorporate into the 10-K. The Company is making every effort to complete and file the Reports. Such filing would cure the noncompliance by the Company with the listing standards cited by the Staff as the reason for its recommendation for delisting. We are intending to complete the required filings as early as feasible and seek relisting to the OTCBB. The Company intends to file a request for an appeal before Nasdaq Listing Counsel to review the Nasdaq Hearings Panel's determination. The common stock of the Company will continue to trade on the Pink Sheets. There can be no assurance that the Panel will grant the Company's appeal for continued quotation on OTCBB.



Item 9. Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

99.1. Letter from the NASDAQ Stock Market regarding Odyssey Pictures Corporation (OTCBB Symbol: OPIXE) Hearings Panel Decision

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ODYSSEY PICTURES CORPORATION



Date:  December 27, 2004                   /s/ John W. Foster
                                           ---------------------------
                                           John W. Foster
                                           President and Chief Executive Officer